UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 8, 2019, Calpine Corporation issued a press release announcing its financial and operating results for the year ended December 31, 2018. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated March 8, 2019.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

March 8, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated March 8, 2019.*
__________

*	Furnished herewith.

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